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                                                                   Exhibit 10.37
                                   EXHIBIT B
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                         AMENDED AND RESTATED GUARANTY
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     THIS AMENDED AND RESTATED GUARANTY is executed as of January 31, 1997, by
MATRIX CAPITAL CORPORATION ("GUARANTOR") for the benefit of BANK ONE, TEXAS, N.A., a national banking association (in its capacity as Agent for the Lenders now or in the future party to the Loan Agreement described below, "AGENT").

     MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), Agent, and Lenders have executed the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997. The execution and delivery of this guaranty are requirements to Agent's and Lenders' execution of the Loan Agreement, are integral to the transactions contemplated by the Loan Documents, and are conditions precedent to Lenders' obligations to extend credit under the Loan Agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Guarantor agrees with Agent and Lenders as follows:

     1. DEFINITIONS. Terms defined in the Loan Agreement have the same meanings when used --unless otherwise defined -- in this guaranty. As used in this guaranty:

     "AGENT" is defined in the preamble to this guaranty and includes its successor appointed under the Loan Documents and acting as Agent for Lenders under the Loan Documents.

     "BORROWER" is defined in the recitals to this guaranty and includes, without limitation, Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower's assets under any Debtor Law.

     "LOAN AGREEMENT" is defined in the recitals to this guaranty.

     "GUARANTEED DEBT" means the Obligation, as defined in the Loan Agreement, and all present and future costs, attorneys' fees, and expenses incurred by Agent or any Lender to enforce Borrower's, Guarantor's, or any other obligor's payment of any of the Obligation, including, without limitation, all present and future amounts that would become due but for the operation of (S)(S) 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if Borrower voluntarily or involuntarily becomes subject to any Debtor Law).

     "GUARANTOR" is defined in the preamble to this guaranty.

     "SUBORDINATED DEBT" means all present and future obligations of Borrower to Guarantor, whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to Guarantor, (c) held by or are to be held by Guarantor,
(d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

     2. GUARANTY. Guarantor guarantees to Agent and Lenders the prompt payment of the Guaranteed Debt at -- and at all times after -- maturity (by acceleration or otherwise). This is an absolute, irrevocable, and continuing guaranty, and the circumstance that at any time or from time to time the

                                                                       EXHIBIT B
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Guaranteed Debt may be paid in full does not affect the obligation of Guarantor with respect to the Guaranteed Debt incurred after that time. This guaranty remains in effect until the Guaranteed Debt is fully paid and performed and all commitments to extend any credit under the Loan Agreement have terminated. Guarantor may not rescind or revoke its obligations with respect to the Guaranteed Debt.

     3. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Agent that (a) Guarantor has the power and authority to execute, deliver, and perform this guaranty, which execution, delivery, and performance does not violate any Law or agreement by which Guarantor or any of Guarantor's assets is bound, (b) the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as Guarantor's liability under this guaranty, and that liability may reasonably be expected to directly or indirectly benefit Guarantor, (c) this guaranty constitutes a legal and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity, (d) all financial statements and other information about Guarantor's financial condition and cash flow are true and correct in all material respects and fairly present Guarantor's financial condition, cash flows, material liabilities, and (e) Guarantor is Solvent.

     4. CUMULATIVE RIGHTS. If Guarantor becomes liable for any indebtedness owing by Borrower to Agent or any Lender, other than under this guaranty, that liability may not be in any manner impaired or affected by this guaranty. The Rights of Agent or Lenders under this guaranty are cumulative of any and all other Rights that Agent or Lenders may ever have against Guarantor. The exercise by Agent or Lenders of any Right under this guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other Right.

     5. PAYMENT UPON DEMAND. If a Default exists, Guarantor shall -- on demand and without further notice of dishonor and without any notice having been given to Guarantor previous to that demand of either the acceptance by Agent or Lenders of this guaranty or the creation or incurrence of any Guaranteed Debt -- pay the amount of the Guaranteed Debt then due and payable to Agent and Lenders. It is not necessary for Agent or Lenders, in order to enforce that payment by Guarantor, first or contempo raneously to institute suit or exhaust remedies against Borrower or others liable on that indebtedness or to enforce Rights against any collateral securing that indebtedness.

     6. SUBORDINATION. The Subordinated Debt is expressly subordinated to the full and final payment of the Guaranteed Debt. Guarantor agrees not to accept any payment of any Subordinated Debt from Borrower if a Default exists. If Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, Guarantor shall hold that payment in trust for Agent and Lenders and promptly turn it over to Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

     7. SUBROGATION AND CONTRIBUTION. Guarantor may not assert, enforce, or otherwise exercise any Right of subrogation to any of the Rights or Liens of Agent or Lenders or any other beneficiary against Borrower or any other obligor on the Guaranteed Debt or any collateral or other security or any Right of recourse, reimbursement, subrogation, contribution, indemnification, or similar Right against Borrower or any other obligor on any Guaranteed Debt or any guarantor of it. Guarantor irrevocably waives all of the foregoing Rights (whether they arise in equity, under contract, by statute, under common Law, or otherwise). Guarantor irrevocably waives the benefit of, and any Right to participate in, any collateral or other security given to Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt.

     8. NO RELEASE. Guarantor's obligations under this guaranty may not be released, diminished, or affected by the occurrence of any one or more of the following events: (a) any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any collateral securing any Guaranteed Debt; (c) any full or partial release of the


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liability of any other obligor on the Obligation; (d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any party at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Agent or any Lender to any other obligor on the Obligation; (g) any neglect, delay, omission, failure, or refusal of Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt; (h) any failure of Agent or any Lender to notify Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Agent or any Lender against Borrower or any new agreement between Agent, any Lender, and Borrower, it being understood that neither Agent nor any Lender is required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to Guarantor elsewhere in this guaranty; (i) the unenforceability of any Guaranteed Debt against any party because it exceeds the amount permitted by Law, the act of creating it is ultra vires, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Obligation to Agent or Lenders is held to constitute a preference under any Debtor Law or for any other reason Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this guaranty will be reinstated in an amount equal to that payment).

     9. WAIVERS. Guarantor waives all Rights by which it might be entitled to require suit on an accrued Right of action in respect of any Guaranteed Debt or require suit against Borrower or others, whether arising under (S) 34.02 of the Texas Business and Commerce Code, as amended (regarding its Right to require Agent or Lenders to sue Borrower on accrued Right of action following its written notice to Agent or Lenders), (S) 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against it without suit against Borrower, but precluding entry of judgment against it before entry of judgment against Borrower), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Agent or Lenders to join Borrower in any suit against it unless judgment has been previously entered against Borrower), or otherwise.

     10. LOAN AGREEMENT PROVISIONS. Guarantor acknowledges that certain (a) representations and warranties in the Loan Agreement are applicable to Guarantor and confirms that each such representation and warranty is true and correct, and
(b) covenants and other provisions in the Loan Agreement are applicable to Guarantor or are imposed upon Guarantor and agrees to promptly and properly comply with or be bound by each of them.

     11. RELIANCE AND DUTY TO REMAIN INFORMED. Guarantor confirms that it has executed and delivered this guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this guaranty. Guarantor confirms that it has made its own independent investigation with respect to Borrower's creditworthiness and is not executing and delivering this guaranty in reliance on any representation or warranty by Agent or any Lender as to that creditworthiness. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting Borrower's ability to perform under the Loan Documents to which it is a party or any collateral securing any Guaranteed Debt.

     12. NO REDUCTION. The Guaranteed Debt may not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed
Debt) of Borrower or any other party against Agent or Lenders or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of

                                       3                               EXHIBIT B
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warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

     13. BANKRUPTCY OR DEATH. If Guarantor becomes insolvent, fails to pay Guarantor's debts generally as they become due, voluntarily seeks (or consents to or acquiesces in) any benefits of any Debtor Law, or becomes a party to (or is made the subject of) any proceeding under any Debtor Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Agent or any Lender under this guaranty, then, in any such event, the Guaranteed Debt is automatically (as between that Guarantor, Agent, and Lenders), a fully matured, due, and payable obligation of Guarantor to Agent and Lenders (without regard to whether Borrower is then in default under the Loan Agreement or whether any of the Obligation is then due and owing by Borrower), payable in full -- i.e., the estimated amount owing in respect of the contingent claim created under this guaranty -- by Guarantor to Agent and Lenders upon demand.

     14. LOAN DOCUMENT. This guaranty is a Loan Document and is subject to the applicable provisions of SECTIONS 1 and 12 of the Loan Agreement, all of which are incorporated into this guaranty by reference the same as if set forth in this guaranty verbatim.

     15. COMMUNICATIONS. For purposes of SECTION 12.2 of the Loan Agreement, Guarantor's address and telecopy number are set forth on the signature page to this guaranty.

     16. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of SECTION 12.10 of the Loan Agreement.

     17. ENTIRETY. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     18. AGENT AND LENDERS. Agent is the agent for each Lender under the Loan Agreement. All Rights granted to Agent under or in connection with this guaranty are for each Lender's ratable benefit. Agent may, without the joinder of any Lender, exercise any Rights in Agent's or Lenders' favor under or in connection with this guaranty. Agent's and each Lender's Rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, Guarantor is not required to inquire about any such agreement and is not subject to any terms of it unless Guarantor specifically joins it. Therefore, neither Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

     19. PARTIES. This guaranty benefits Agent, Lenders, and their respective successors and assigns and binds Guarantor and Guarantor's successors and assigns. Upon appointment of any successor Agent under the Loan Agreement, all of the Rights of Agent under this guaranty automatically vest in that new Agent as successor Agent on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The Rights of Agent and Lenders under this guaranty may be transferred with any assignment of the Guaranteed Debt. The Loan Agreement contains provisions governing assignments of the Guaranteed Debt and of Rights and obligations under this guaranty.

     20.  AMENDMENT AND RESTATEMENT.  This Amended and Restated Guaranty amends,
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restates, and supersedes in its entirety, the Guaranty executed by the undersigned and delivered in accordance with the Existing Loan Agreement.

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                     REMAINDER OF PAGE INTENTIONALLY BLANK
                             SIGNATURE PAGE FOLLOWS

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     EXECUTED as of the date first stated in this guaranty.

                                    MATRIX CAPITAL CORPORATION,
                                    as Guarantor
Matrix Capital Corporation
1380 Lawrence Street, Suite 1410
Denver, CO  80204                   By:  ________________________
Attn:  Guy A. Gibson                     Guy A. Gibson, President
Tel (303) 595-9898
Fax (303) 595-9906


     Agent executes this guaranty in acknowledgment of PARAGRAPH 17 above.


                                    BANK ONE, TEXAS, N.A., as Agent



                                    By   _______________________________
                                         Mark L. Freeman, Vice President

SIGNATURE PAGE                                     AMENDED AND RESTATED GUARANTY
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